Exhibit 99.2 KNX 2Q20 Earnings Presentation

Disclosure This presentation, including documents incorporated herein by reference, will contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward- looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted net income, adjusted earnings per share, adjusted pre-tax income, return on net tangible assets, adjusted leverage ratio, available liquidity, and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes trucking segment fuel surcharges from revenue and nets these surcharges against fuel expense. 2

KNX Overview Q2 '20 YTD 2020 Revenue (ex. fuel surcharge and intersegment transactions) (1) $ 816 M $ 1,637 M Trucking Adjusted Operating Ratio (1) 85.5% 86.0% • 13,382 irregular route tractors, 5,011 dedicated tractors, and 57,269 combined trailers • Dry Van, Refrigerated, Dedicated, Flatbed, Drayage, and Expedited service offerings Q2 '20 YTD 2020 Revenue (ex intersegment transactions) (1) $ 83 M $ 177 M Intermodal Adjusted Operating Ratio (1) 105.3% 104.0% • 571 tractors and 10,853 containers Q2 '20 YTD 2020 Logistics Revenue (ex intersegment transactions) (1) $ 67 M $ 144 M Adjusted Operating Ratio (1) 95.5% 95.3 % YTD 2020 • Free Cash Flow of $188M (2)(3) Shareholder • Return on Net Tangible Assets of 11.7% (1) Value • Leverage Ratio of 0.80 (1) • Repurchased $35M of our common stock in Q1 • $28M paid out in Dividends 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Free Cash Flow is a non-GAAP measure defined as net cash provided by operating activities, less net capital expenditures. 3 3 Includes $93M for a legal settlement during the first quarter associated with pre-2017 Merger legal matters that were previously accrued and disclosed by Swift

Second Quarter 2020 Comparative Results Knight-Swift Consolidated Q2 '20 Q2 '19 Change (Dollars in thousands, except per share data) Total revenue $ 1,060,698 $ 1,242,083 (14.6%) Revenue xFSC $ 997,597 $ 1,122,754 (11.1%) Operating income $ 102,167 $ 108,593 (5.9%) Adj. Operating Income 1 $ 123,960 $ 136,967 (9.5%) Net income attributable to Knight-Swift $ 80,189 $ 79,205 1.2 % Adj. Net income Attributable to Knight Swift 1 $ 96,498 $ 100,627 (4.1%) Earnings per diluted share $ 0.47 $ 0.46 2.2 % Adj. EPS 1 $ 0.57 $ 0.58 (1.7%) Adjustments 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation • $11.5M in Q2 2020 and $10.7M in Q2 2019 of amortization expense from mergers and acquisitions • $0.4M in Q2 2020 and $2.2M in Q2 2019 of impairments • $10.0M in Q2 2020 for COVID-19 incremental costs such as increased driver and shop mechanic pay and essential provisions for our driving associates • $15.5M in legal accruals in Q2 2019 4

Q2 2020 Trends • April volumes and rates were pressured due to reduced loads from non-essential shippers • Freight volumes strengthened throughout May and June • The strong freight conditions in June led to improved year-over- year miles per truck • Revenue per mile began to inflect positive in certain areas of the business in June • Strong freight volumes and improving revenue per mile has continued into July 5

Operating Performance – Trucking Trucking Financial Metrics • 85.5% Adjusted Operating Ratio in Q2 2020 compared to 85.8% the previous Q2 '20 Q2 '19 Change year (Dollars in thousands) Revenue xFSC $816,033 $900,648 (9.4%) • Tractor count of 18,393 during Q2 2020 was 3.1% lower than Q2 2019 Operating income $107,788 $125,772 (14.3%) and relatively flat (down 0.4%) from Adjusted Operating Income 1 $118,166 $128,303 (7.9%) Q1 2020 Operating ratio 87.7% 87.7% — bps • Miles per tractor decreased 3.9% over Adjusted Operating Ratio 1 85.5% 85.8% (30 bps) the prior year • 85.3% Swift Truckload Adj. Operating Trucking Operating Statistics Ratio • 84.0% Knight Truckload Adj. Q2 '20 Q2 '19 Change Operating Ratio Average revenue per tractor $44,366 $47,440 (6.5%) Average tractors 18,393 18,985 (3.1%) • 1.7% reduction in revenue excluding fsc per loaded mile from Q2 2019 Average trailers 57,269 58,263 (1.7%) Miles per tractor 22,741 23,656 (3.9%) 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. 6

Operating Performance – Logistics Logistics Financial Metrics • 95.5% Adjusted Operating Ratio Q2 '20 Q2 '19 Change during Q2 2020 compared to 93.7% (Dollars in thousands) during the prior year Revenue ex intersegment 1 $67,066 $80,304 (16.5%) • 15.7% Brokerage Gross Margin Operating income $3,038 $5,021 (39.5%) during the quarter compared with 16.2% the prior year Operating ratio 95.7% 93.9% 180 bps 1 • 4.5% reduction in Brokerage revenue Adjusted Operating Ratio 95.5% 93.7% 180 bps per load • 10.1% reduction in Brokerage load Brokerage Only Operating Statistics counts Q2 '20 Q2 '19 Change • Power only loads increased 73.8% Revenue per load $1,408 $1,475 (4.5%) from the prior year and now account Gross margin 15.7% 16.2% (50 bps) for 17.3% of total volume 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. 7

Operating Performance – Intermodal Intermodal Financial Metrics Q2 '20 Q2 '19 Change (Dollars in thousands) 1 • 105.3% Adjusted Operating Revenue ex intersegment $82,699 $117,727 (29.8%) Ratio during Q2 2020 Operating (loss) income $(4,475) $4,192 (206.8%) compared with 96.4% the prior Adjusted Operating (Loss) year Income ¹ $(4,410) $4,192 (205.2%) • 7.8% reduction in revenue per Operating ratio 105.4% 96.5% 890 bps load Adjusted Operating Ratio 1 105.3% 96.4% 890 bps • 23.9% reduction in load counts Intermodal Operating Statistics Q2 '20 Q2 '19 Change Average revenue per load $2,249 $2,438 (7.8%) Load count 36,769 48,290 (23.9%) Average tractors 571 651 (12.3%) Average containers 10,853 9,863 10.0% 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. 8

Market Outlook 2nd Half 2020 • Expect the strong freight conditions to continue with the assumption that businesses will continue to remain open • Spot rates continue to improve leading to stronger contract rates in 2021 • Supply continues to rationalize as a result of historically low class 8 orders, a weak used equipment market, and lower transportation employment data • Sourcing and retaining drivers will become more challenging leading to driver wage inflation • Limited visibility into project business in the fourth quarter • Weak used equipment market will continue to result in less gains on sale year-over-year 9

2020 Guidance Expected Adjusted EPS for the full year 2020 of $2.15 - $2.30 Guidance Assumptions • Pandemic does not cause additional widespread business closures • Revenue per loaded mile will inflect positively on a year-over-year basis in the low single digits • Miles per truck will be flat to slightly positive year-over-year • Modest fourth quarter project business • Muted gains on sale of revenue equipment • Inflationary pressure on driver wages • Tax rate of 25.5% - 27.0% before discrete items • Net Capex for the full year expected to be between $500M-$525M 10

Appendix 11

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited):
Adjusted Operating Income and Adjusted Operating Ratio [1]

	Quarter-to-Date June 30, 2020	Quarter-to-Date June 30, 2019	Year-to-Date June 30, 2020	Year-to-Date June 30, 2019
	(Dollars in thousands)			
GAAP Presentation				
Total revenue	$1,060,698	$1,242,083	$2,185,496	$2,446,618
Total operating expenses	(958,531)	(1,133,490)	(1,981,210)	(2,221,726)
Operating income	$ 102,167	$ 108,593	$ 204,286	$ 224,892
Operating ratio	90.4 %	91.3 %	90.7 %	90.8 %
Non-GAAP Presentation				
Total revenue	$1,060,698	$1,242,083	$2,185,496	$2,446,618
Trucking fuel surcharge	(63,101)	(119,329)	(160,804)	(226,908)
Revenue, excluding trucking fuel surcharge	997,597	1,122,754	2,024,692	2,219,710
Total operating expenses	958,531	1,133,490	1,981,210	2,221,726
Adjusted for:				
Trucking fuel surcharge	(63,101)	(119,329)	(160,804)	(226,908)
Amortization of intangibles [2]	(11,474)	(10,692)	(22,948)	(21,385)
Impairments [3]	(353)	(2,182)	(1,255)	(2,182)
Legal Accruals [4]	—	(15,500)	—	(15,500)
COVID-19 incremental costs [5]	(9,966)	—	(12,259)	—
Adjusted Operating Expenses	873,637	985,787	1,783,944	1,955,751
Adjusted Operating Income	$ 123,960	$ 136,967	$ 240,748	$ 263,959
Adjusted Operating Ratio	87.6 %	87.8 %	88.1 %	88.1 %

1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio.
2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger and other acquisitions.
3 "Impairments" reflects the non-cash impairment of certain tractors (within the Trucking segment) and certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market during the second quarter of 2020, as well as impairment charges of trailer tracking equipment (within the Trucking segment) during the first quarter of 2020. In the second quarter of 2019, we incurred a non-cash impairment of leasehold improvements (within the Trucking segment) which were incurred during the early termination of a lease related to one of our operating properties.
4 "Legal accruals" reflects costs incurred in the second quarter of 2019 associated with a jury verdict issued, which is included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income.
5 "COVID-19 incremental costs" reflects costs incurred during 2020 that were directly attributable to the pandemic and were incremental to those incurred prior to the outbreak. These include payroll premiums paid to our drivers and shop mechanics, additional disinfectants and cleaning supplies, and various other pandemic-specific items. The costs are clearly separable from our normal business operations and are not expected to recur once the pandemic subsides.

12

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 Quarter-to-Date June 30, Year-to-Date June 30, 2020 2019 2020 2019 (Dollars In thousands) GAAP: Net income attributable to Knight-Swift $ 80,189 $ 79,205 $ 145,615 $ 167,143 Adjusted for: Income tax expense attributable to Knight-Swift 26,815 26,076 51,369 53,999 Income before income taxes attributable to Knight-Swift 107,004 105,281 196,984 221,142 Amortization of intangibles 2 11,474 10,692 22,948 21,385 Impairments 3 353 2,182 1,255 2,182 Legal Accruals 4 — 15,500 — 15,500 COVID-19 incremental costs 5 9,966 — 12,259 — Adjusted income before income taxes 128,797 133,655 233,446 260,209 Provision for income tax expense at effective rate (32,299) (33,028) (60,743) (63,401) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 96,498 $ 100,627 $ 172,703 $ 196,808 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift and consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 13

Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 Quarter-to-Date June 30, Year-to-Date June 30, 2020 2019 2020 2019 GAAP: Earnings per diluted share $ 0.47 $ 0.46 $ 0.85 $ 0.97 Adjusted for: Income tax expense attributable to Knight-Swift 0.16 0.15 0.30 0.31 Income before income taxes attributable to Knight-Swift 0.63 0.61 1.15 1.28 Amortization of intangibles 2 0.07 0.06 0.13 0.12 Impairments 3 — 0.01 0.01 0.01 Legal Accruals 4 — 0.09 — 0.09 COVID-19 incremental costs 5 0.06 — 0.07 — Adjusted income before income taxes 0.75 0.77 1.37 1.50 Provision for income tax expense at effective rate (0.19) (0.19) (0.36) (0.37) Non-GAAP: Adjusted EPS $ 0.57 $ 0.58 $ 1.01 $ 1.14 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 14

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited):
Segment Adjusted Operating Income and Adjusted Operating Ratio [1]

	Quarter-to-Date June 30,		Year-to-Date June 30,	
Trucking Segment	2020	2019	2020	2019
GAAP Presentation	(Dollars in thousands)			
Total revenue	$ 879,369	$1,020,027	$1,798,430	$1,993,272
Total operating expenses	(771,581)	(894,255)	(1,583,308)	(1,752,325)
Operating income	$ 107,788	$ 125,772	$ 215,122	$ 240,947
Operating ratio	87.7 %	87.7 %	88.0 %	87.9 %
Non-GAAP Presentation				
Total revenue	$ 879,369	$1,020,027	$1,798,430	$1,993,272
Fuel surcharge	(63,101)	(119,329)	(160,804)	(226,908)
Intersegment transactions	(235)	(50)	(509)	(86)
Revenue, excluding fuel surcharge and intersegment transactions	816,033	900,648	1,637,117	1,766,278
Total operating expenses	771,581	894,255	1,583,308	1,752,325
Adjusted for:				
Fuel surcharge	(63,101)	(119,329)	(160,804)	(226,908)
Intersegment transactions	(235)	(50)	(509)	(86)
Amortization of intangibles [2]	(324)	(349)	(648)	(698)
Impairments [3]	(153)	(2,182)	(1,055)	(2,182)
COVID-19 incremental costs [4]	(9,901)	—	(12,146)	—
Adjusted Operating Expenses	697,867	772,345	1,408,146	1,522,451
Adjusted Operating Income	$ 118,166	$ 128,303	$ 228,971	$ 243,827
Adjusted Operating Ratio	85.5 %	85.8 %	86.0 %	86.2 %

1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.
2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the Abilene Acquisition and historical Knight acquisitions.
3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3.
4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

15

Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 Quarter-to-Date June 30, Year-to-Date June 30, Logistics Segment 2020 2019 2020 2019 GAAP Presentation (Dollars in thousands) Total revenue $ 70,104 $ 82,929 $ 149,302 $ 171,881 Total operating expenses (67,066) (77,908) (142,545) (159,577) Operating income $ 3,038 $ 5,021 $ 6,757 $ 12,304 Operating ratio 95.7% 93.9% 95.5% 92.8 % Non-GAAP Presentation Total revenue $ 70,104 $ 82,929 $ 149,302 $ 171,881 Intersegment transactions (3,038) (2,625) (5,479) (4,386) Revenue, excluding intersegment transactions 67,066 80,304 143,823 167,495 Total operating expenses 67,066 77,908 142,545 159,577 Adjusted for: Intersegment transactions (3,038) (2,625) (5,479) (4,386) Adjusted Operating Expenses 64,028 75,283 137,066 155,191 Adjusted Operating Income $ 3,038 $ 5,021 $ 6,757 $ 12,304 Adjusted Operating Ratio 95.5% 93.7% 95.3% 92.7% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 16

Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 Quarter-to-Date June 30, Year-to-Date June 30, Intermodal Segment 2020 2019 2020 2019 GAAP Presentation (Dollars in thousands) Total revenue $ 82,820 $ 118,195 $ 177,551 $ 234,562 Total operating expenses (87,295) (114,003) (184,763) (228,009) Operating (loss) income $ (4,475) $ 4,192 $ (7,212) $ 6,553 Operating ratio 105.4% 96.5% 104.1% 97.2 % Non-GAAP Presentation Total revenue $ 82,820 $ 118,195 $ 177,551 $ 234,562 Intersegment transactions (121) (468) (230) (1,158) Revenue, excluding intersegment transactions 82,699 117,727 177,321 233,404 Total operating expenses 87,295 114,003 184,763 228,009 Adjusted for: Intersegment transactions (121) (468) (230) (1,158) COVID-19 incremental costs 2 (65) — (113) — Adjusted Operating Expenses 87,109 113,535 184,420 226,851 Adjusted Operating (Loss) Income $ (4,410) $ 4,192 $ (7,099) $ 6,553 Adjusted Operating Ratio 105.3% 96.4% 104.0% 97.2% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 17

Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Return on Net Tangible Assets 1 June 30, 2020 2019 (Dollars in thousands) Total Assets $ 8,279,028 $ 8,213,584 Adjusted for: Intangible assets, net (1,412,192) (1,399,534) Goodwill (2,922,970) (2,919,219) Tangible Assets $ 3,943,866 $ 3,894,831 Total Liabilities $ 2,513,439 $ 2,681,564 Adjusted for: Revolving line of credit, finance lease obligations, and long-term debt (686,917) (759,418) Accounts receivable securitization (164,840) (144,684) Deferred income tax liabilities (792,839) (749,077) Non-Interest Bearing Liabilities, excluding deferred income tax liabilities $ 868,843 $ 1,028,385 Net Tangible Assets $ 3,075,023 $ 2,866,446 Average Net Tangible Assets $ 2,970,735 Adjusted Net Income TTM June 30, 2020 $ 348,977 Return on Net Tangible Assets 11.7% 1 Pursuant to the requirements of Regulation G, this table reconciles Total Assets and Total Liabilities to Average Net Tangible Assets. 18

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited):
Adjusted Income Before Income Taxes and Adjusted Net Income [1]

	Year-to-Date June 30, 2020	Year-to-Date December 31, 2019	Year-to-Date June 30, 2019	TTM June 30, 2020
		(Dollars in thousands)		
GAAP: Net income attributable to Knight-Swift	$ 145,615	309,206	167,143	287,678
Adjusted for:				
Income tax expense attributable to Knight-Swift	51,369	103,798	53,999	101,168
Income before income taxes attributable to Knight-Swift	196,984	413,004	221,142	388,846
Amortization of intangibles [2]	22,948	42,876	21,385	44,439
Impairments [3]	1,255	3,486	2,182	2,559
Legal accruals [4]	—	35,840	15,500	20,340
COVID-19 incremental costs [5]	12,259	—	—	12,259
Adjusted income before income taxes	233,446	495,206	260,209	468,443
Provision for income taxes at effective tax rate	(60,743)	(122,124)	(63,401)	(119,466)
Adjusted net income	$ 172,703	$ 373,082	$ 196,808	$ 348,977

1 Pursuant to the requirements of Regulation G, this table reconciles Knight-Swift's GAAP Income before income taxes to Knight-Swift's non-GAAP Adjusted Income before Income Taxes and Adjusted Net Income.

2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, Abilene Acquisition, and other acquisitions.

3 "Impairments" reflects the non-cash impairment of certain tractors (within the Trucking segment) and certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market during the second quarter of 2020, as well as impairment charges of trailer tracking equipment (within the Trucking segment) during the first quarter of 2020. In the second quarter of 2019, we incurred a non-cash impairment of leasehold improvements (within the Trucking segment) which were incurred during the early termination of a lease related to one of our operating properties. In addition to the impairment charges in the second quarter of 2019, we incurred impairment charges in the fourth quarter of 2019, which were associated with certain revenue equipment technology, warehousing equipment no longer in use, and certain Swift legacy trailer models as a result of a softer used equipment market. The impairments were recorded across various segments, depending on the nature of the impairment.

4 "Legal accruals" reflects costs incurred in the second quarter of 2019 associated with a jury verdict issued, which is included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income.

5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

19

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Net Leverage and Leverage Ratio 1 2 June 30, 2020 ($ in thousands) Term loan $ 365,000 Revolving line of credit 235,000 Accounts receivable securitization 165,000 Other secured debt and finance leases 86,975 Total face value of debt 851,975 Unrestricted cash and cash equivalents (117,760) Non-GAAP: Net Leverage $ 734,215 Non-GAAP: Adjusted EBITDA TTM June 30, 2020 $ 912,946 Non-GAAP: Leverage Ratio 0.80 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated EBITDA, Adjusted EBITDA. Net Leverage, and Leverage Ratio 2 Leverage Ratio is calculated in accordance with the provisions of Knight-Swift's senior credit facility. 20

Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA 1 Year-to-Date Year-to-Date Year-to-Date TTM June 30, 2020 December 31, 2019 June 30, 2019 June 30, 2020 ($ in thousands) GAAP: Net income $ 146,050 $ 310,178 $ 167,622 $ 288,606 Adjusted for: Depreciation and amortization of property and equipment 224,822 420,082 203,875 441,029 Amortization of intangibles 22,948 42,876 21,385 44,439 Interest expense 10,128 29,433 14,504 25,057 Interest income (1,269) (3,834) (1,993) (3,110) Income tax expense 51,369 103,798 53,999 101,168 Non-GAAP: EBITDA 454,048 902,533 459,392 897,189 Impairments 2 1,255 3,486 2,182 2,559 Stock compensation expense 8,363 13,375 6,569 15,169 Other non-cash gains, net 3 (401) (7,087) (5,517) (1,971) Non-GAAP: Adjusted EBITDA $ 463,265 $ 912,307 $ 462,626 $ 912,946 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP net income to consolidated non-GAAP EBITDA and Adjusted EBITDA. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Income Before Income Taxes and Adjusted Net Income – footnote 3. 3 "Other non-cash gains, net" includes unrealized positions on equity securities, and other various items. 21